UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a- 6(e)(2) )

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

The Management Network Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

Preliminary Copy

THE MANAGEMENT NETWORK GROUP, INC.

7300 COLLEGE BOULEVARD, SUITE 302

OVERLAND PARK, KANSAS 66210

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held September 20, 2012

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of THE MANAGEMENT NETWORK GROUP, INC., a Delaware corporation (the “Company”), will be held on September 20, 2012, at 9:00 a.m. local time, at the Hilton O’Hare International Airport, Chicago , Illinois 60666, to consider and vote upon the following matter:

1.	The proposed removal of Richard P. Nespola as a director of the Company, without cause.

Stockholders of record at the close of business on August 10, 2012, are entitled to notice of and to vote at the meeting. Each stockholder is entitled to one vote per share.

You are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, we urge you to mark, sign, date, and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose or to vote via the Internet or by telephone as provided on the proxy. You may attend the meeting and vote in person even if you have returned a proxy.

By order of the Board of Directors

DONALD E. KLUMB
President, CEO, and CFO

August [__], 2012

YOUR VOTE IS IMPORTANT

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE OR TO VOTE PROMPTLY VIA THE INTERNET OR BY TELEPHONE AS PROVIDED ON THE PROXY.

Preliminary Copy

THE MANAGEMENT NETWORK GROUP, INC.

7300 COLLEGE BOULEVARD, SUITE 302

OVERLAND PARK, KANSAS 66210

 PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

SEPTEMBER 20, 2012

INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors of The Management Network Group, Inc. (“we,” “us,” the “Company” or “TMNG”), for use at the Special Meeting of Stockholders to be held September 20, 2012 at 9:00 a.m. local time, or at any postponement or adjournment thereof (the “Special Meeting”), for the purpose set forth herein and in the accompanying Notice of Special Meeting of Stockholders. The Special Meeting will be held at the Hilton O’Hare International Airport, Chicago , Illinois 60666.

These proxy solicitation materials are expected to be first mailed on or prior to August [__], 2012, to all stockholders entitled to vote at the Special Meeting.

RECORD DATE AND SHARE OWNERSHIP

Stockholders of record at the close of business on August 10, 2012 (the “Record Date”), are entitled to notice of and to vote at the Special Meeting. On the Record Date, 7,104,483 shares of our common stock were outstanding.

REVOCABILITY OF PROXIES

You may revoke your proxy at any time before the Special Meeting by (a) delivering to the Secretary of the Company prior to the Special Meeting a written notice of revocation or a duly executed proxy bearing a later date or (b) voting via the Internet or by telephone subsequent to the date shown on a previously executed and delivered proxy or the date of a prior Internet or telephone vote. You may also revoke your proxy by attending the Special Meeting and voting in person. If you only attend the Special Meeting but do not vote, your proxy will not be revoked.

VOTING AND SOLICITATION

Each stockholder is entitled to one vote for each share held as of the Record Date. If your shares are held in “street name” and you wish to vote at the Special Meeting, you must obtain a proxy form from the institution that holds your shares. Stockholders may vote by marking, signing, dating and returning the enclosed proxy in the postage-prepaid envelope enclosed for that purpose or by voting via the Internet or by telephone as provided on the enclosed proxy.

We will pay the cost of soliciting proxies. We expect to reimburse banks, brokerage firms and other custodians, nominees and certain fiduciaries for their reasonable out-of-pocket expenses in forwarding solicitation materials to the beneficial owners of their shares.

The Company’s total expenses related to the solicitation of proxies in connection with the Special Meeting, including printing, mailing and legal expenses, are expected to be approximately $27,500, of which approximately $10,000 has been spent to date.

Certain of our directors, officers and employees may also solicit proxies, without additional compensation, personally or by mail, telephone, electronic mail, courier service or facsimile.  Appendix A sets forth information relating to our directors and certain of our executive officers who are considered “participants” in our solicitation under the rules of the Securities and Exchange Commission by reason of their position as directors of the Company or because they may be soliciting proxies on our behalf.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

Votes cast by proxy or in person at the Special Meeting will be tabulated by the Inspector of Elections appointed for the meeting, who will determine whether or not a quorum is present.

The required quorum for the transaction of business at the Special Meeting is a majority of the shares of stock of the Company issued and outstanding and entitled to vote thereat, present in person or represented by proxy. Shares voted “FOR” or “AGAINST” a matter will be treated as being present at the meeting for purposes of establishing a quorum and will also be treated as shares voted at the Special Meeting. Abstentions will also be treated as being present for purposes of determining the presence of a quorum. A “broker non-vote” would occur when a broker holding shares for a beneficial owner votes at the meeting but does not vote on a particular proposal because the broker does not have discretionary voting authority for the proposal and has not received instructions from the beneficial owner. Because only one proposal is being considered at the Special Meeting, the Company does not expect any broker non-votes.

The affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote thereon is required to approve the proposal to remove Richard P. Nespola as a director of the Company without cause. Because the vote is based on the total number of shares outstanding rather than the votes cast at the Special Meeting, abstentions will have the same effect as a vote against this proposal.

BOARD RECOMMENDATION; VOTING OF SHARES

The Board of Directors (other than Richard P. Nespola) recommends that you vote:

•	FOR the approval of the proposed removal of Richard P. Nespola as a director of the Company without cause.

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote your shares in accordance with the recommendation of the Board of Directors (other than Richard P. Nespola) and vote FOR the approval of the proposed removal of Richard P. Nespola as a director of the Company without cause. Under the Company's Bylaws, only such business as shall have been brought before the meeting pursuant to the Company's notice of meeting may be conducted at the Special Meeting. If any other matter properly comes before the meeting, including any matters which the Board of Directors did not know would be presented at the meeting a reasonable time before this solicitation, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 20, 2012.

This proxy statement is available to you at www.proxyvote.com.

PROPOSAL NO. 1

REMOVAL OF RICHARD P. NESPOLA

AS A DIRECTOR OF THE COMPANY

WITHOUT CAUSE

The Company’s Board of Directors (with six directors voting in favor and Mr. Nespola voting against) has called the Special Meeting for stockholders to consider and vote upon a proposal to remove Richard P. Nespola as a director of the Company, without cause. The Company previously terminated Mr. Nespola's employment as the Company’s Chairman of the Board and Chief Executive Officer in January 2012. Mr. Nespola is currently serving as a director of the Company until the 2014 annual meeting of stockholders and until his successor is elected and qualified or until his earlier death, resignation or removal. Under the Company's Certificate of Incorporation, any one or more directors of the Company may be removed with or without cause by the holders of a majority of the shares then entitled to vote in an election of directors. The proposal calls for the removal of Mr. Nespola by the stockholders without cause.

A factor considered by the members of the Board of Directors (other than Mr. Nespola) in seeking the removal of Mr. Nespola as a director of the Company, without cause, is the ongoing litigation between Mr. Nespola and the Company. As previously disclosed, on January 10, 2012, Mr. Nespola filed an action, Richard P. Nespola v. The Management Network Group, Inc., against the Company with the American Arbitration Association. In this action, Mr. Nespola claims that the Company breached his employment agreement and an implied covenant of good faith and fair dealing by: (i) improperly deciding not to renew his employment agreement, and (ii) subsequently deciding to terminate his employment for cause. Further, Mr. Nespola claims the Company defamed him by publishing to the Board of Directors of the Company allegedly false reasons for terminating his employment for cause. Mr. Nespola seeks in excess of $1.6 million in damages plus attorneys’ fees and costs. The Company denies Mr. Nespola’s allegations. The arbitration is currently stayed pending final resolution of Richard P. Nespola v. The Management Network Group, Inc., and American Arbitration Association, a New York state court action filed by Mr. Nespola seeking the court’s intervention to overturn the American Arbitration Association’s preliminary arbitration locale determination.

The Board of Directors (with six directors voting in favor and Mr. Nespola voting against) has approved a resolution to reduce the number of directors from seven (7) directors to six (6) directors if the proposal to remove Mr. Nespola as a director without cause is approved by the stockholders.

Mr. Nespola has provided written notice to the Company that he intends to vigorously oppose his removal from the Board of Directors and the Company's solicitation of proxies from stockholders for use at the Special Meeting to accomplish same.

3

Approval Required

The affirmative vote of a majority of the shares of common stock of the Company entitled to vote thereon is required to approve the proposal to remove Richard P. Nespola as a director of the Company, without cause. The effect of an abstention is the same as that of a vote against the proposal.

The Board of Directors (other than Mr. Nespola) recommends that the stockholders vote FOR approval of the proposal to remove Richard P. Nespola as a director of the Company, without cause.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth the beneficial ownership of the Company's Common Stock as of August 1, 2012 (including options to purchase Common Stock exercisable within sixty days after such date), by (i) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each of the named executive officers, and (iv) all directors and executive officers of the Company as a group. Except as otherwise noted, the stockholders named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws.

	Shares Beneficially Owned
	Total Number	Percent
Beneficial Owners
5% Stockholders (excluding executive officers or directors):
Potomac Capital Management, LLC, Potomac Capital Management II, LLC, and Paul J. Solit (1) 825 Third Avenue, 33rd Floor, New York, NY 10022	615,802	8.7%
Mill Road Capital Management LLC (2) 382 Greenwich Avenue, Suite One, Greenwich, CT 06830	589,507	8.3%
Hershey Management I, LLC and Hershey Strategic Capital, LP (3) 888 7th Avenue, 17th Floor, New York, NY 10019	448,000	6.3%
Norman H. & Sandra F. Pessin (4) 708 Third Avenue, Suite 1610 New York, NY 10017	416,753	5.9%
Stern Family Partners, L.P. (5) 708 Third Avenue, Suite 1610 New York, NY 10017	359,781	5.1%
Executive Officers & Directors:
Richard P. Nespola (6) 7300 College Boulevard, Suite 302, Overland Park, KS 66210	547,427	7.7%
Micky K. Woo (7) 7300 College Boulevard, Suite 302, Overland Park, KS 66210	442,944	6.2%
Donald E. Klumb (8)	66,666	*
Susan M. Simmons (9)	9,000	*
Roy A. Wilkens (10)	26,700	*
Andrew D. Lipman (11)	15,000	*
Robert J. Currey (12)	18,500	*
A. Reza Jafari (13)	5,625	*
Peter H. Woodward (14)	147,213	2.1%
All directors and executive officers as a group (11 persons) (15)	1,313,019	18.4%

4

*	Less than 1% of the outstanding shares of Common Stock.

(1)	Based on information provided by Potomac Capital Management, LLC and Paul J. Solit, in a Schedule 13G/A filed on March 14, 2012. According to the Schedule 13G/A, Potomac Capital Management, LLC, and Paul J. Solit jointly own 529,744 shares and Paul J. Solit individually owns 86,058 shares.

(2)	Based on information provided by Mill Road Capital Management, LLC.

(3)	Based on information provided by Hershey Management I, LLC and Hershey Strategic Capital, LP in a Schedule 13G filed on February 14, 2012. According to the Schedule 13G, Hershey Strategic Capital, LP beneficially owns 448,000 shares, and as its investment advisor, Hershey Management I, LLC has the voting and dispositive power with respect to all of the 448,000 shares.

(4)	Based on information provided by Norman H. & Sandra F. Pessin in a Schedule 13D/A filed on January 27, 2012. According to the Schedule 13D/A, Norman H. Pessin owns 240,302 shares and Sandra F. Pessin owns 176,451 shares.

(5)	Based on information provided by Stern Family Partners, L.P. in a Schedule 13D/A filed on January 3, 2012. According to the Schedule 13D/A, Stern Family Partners, L.P. owns 359,781 shares.

(6)	Mr. Nespola disclaims beneficial ownership of 101,315 shares of common stock held by the Quimby Lane 2002 Trust, which is an irrevocable grantor trust of which Mr. Nespola's spouse and adult son are the sole beneficiaries.

(7)	Includes 200,000 shares held by Woo 2005 Family Trust, 183,904 shares held by Micky K. Woo Trust, and 14,040 shares held by Growth Unlimited, Inc., and 30,000 exercisable stock options.

(8)	Includes 20,000 exercisable stock options.

(9)	Includes 8,000 exercisable stock options.

(10)	Includes 10,000 exercisable stock options.

(11)	Includes 15,000 exercisable stock options.

(12)	Includes 17,500 exercisable stock options.

(13)	Includes 5,625 exercisable stock options.

(14)	Shares owned by MHW Partners, L.P., a Delaware limited partnership. By virtue of his relationship with MHW Partners, L.P., Mr. Woodward may be deemed to beneficially own the shares owned by MHW Partners, L.P.

(15)	Includes 137,126 exercisable stock options.

SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINATIONS

In addition to the requirements under SEC Rule 14a-8 regarding the inclusion of stockholder proposals in the Company's proxy statement and form of proxy relating to an annual meeting of stockholders, our Bylaws establish procedures which stockholders must follow in order to nominate directors or make proposals other than under SEC Rule 14a-8 for consideration at an annual meeting of stockholders. Any stockholder desiring a copy of our Bylaws will be furnished one without charge upon written request to the Secretary of the Company. A copy of our Bylaws was filed as Exhibit 3.3 to our Form 8-K filed with the SEC on June 12, 2012 and is available on the SEC's website (www.sec.gov).

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Stockholder Nominees for 2013 Annual Meeting of Stockholders.

If you are a stockholder of record and wish to nominate someone to the Board of Directors, you must give written notice to the Company's Secretary. Your notice must be delivered to or mailed and received at the principal executive offices of the Company not more than 150 calendar days (December 1, 2012) and not less than 120 calendar days (December 31, 2012) in advance of the first anniversary date of mailing of the Company's proxy statement released to stockholders in connection with the previous year's annual meeting of stockholders. However, if the date of the 2013 annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from the anniversary of the prior year's meeting date, notice must be delivered and received no earlier than 150 calendar days before such annual meeting and not less than the later of (i) 120 calendar days before such annual meeting or (ii) ten (10) calendar days following the day on which public announcement of the date of the annual meeting is first made. A nomination received after such date will be deemed untimely and will not be considered. Your notice must include the information specified in our Bylaws and a written consent of each nominee to serve as a director of the Company if elected. Under our Bylaws, the chairperson of the annual meeting of stockholders has the power and duty to determine whether a nomination was made in accordance with the Bylaws, and, if not in compliance with the Bylaws, to declare that the defective nomination shall be disregarded.

Stockholder Proposals at 2013 Annual Meeting of Stockholders.

If you are a stockholder of record and wish to make a proposal to the stockholders other than pursuant to SEC Rule 14a-8, you must give written notice to the Company's Secretary in accordance with the same procedure specified for nominations of directors, and the notice must provide the information specified in our Bylaws. Any proposal received after the date specified above will be deemed untimely and will not be considered. Under our Bylaws, the proposal will not be considered if the proposal is not in accordance with applicable law and the rules of the SEC. Under our Bylaws, the chairperson of the annual meeting of stockholders has the power and duty to determine whether any business proposed to be brought before the meeting was made in accordance with the Bylaws, and, if not in compliance with the Bylaws, to declare that such proposal shall be disregarded.

Deadline for Including a Stockholder Proposal in the Proxy Statement for the 2013 Annual Meeting of Stockholders.

Proposals that are intended to be presented by stockholders at our 2013 annual meeting of stockholders must be received by us no later than December 31, 2012 to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with SEC regulations governing the solicitation of proxies.

HOUSEHOLDING

A single copy of this proxy statement is being delivered to any multiple stockholders sharing the same address pursuant to SEC Rule 14a-3(e)(1), unless we or our transfer agent have received contrary instructions from one or more of those stockholders. We agree to deliver promptly upon written or oral request a separate copy of this proxy statement to any stockholder at a shared address to which a single copy has been delivered. You may notify us that you wish to receive a separate copy of the proxy statement for the Special Meeting or any future annual meeting of stockholders by contacting us at 7300 College Boulevard, Suite 302, Overland Park, Kansas 66210, (913) 345-9315, Attention: Secretary. Stockholders who are members of a single household receiving multiple copies of those documents and who wish to receive a single copy may contact us at the same address or telephone number.

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OTHER MATTERS

The Company knows of no other matters to be submitted at the Special Meeting. Under the Company's Bylaws, only such business as shall have been brought before the meeting pursuant to the Company's notice of meeting may be conducted at the Special Meeting. If any other matters properly come before the Special Meeting, including any matters which the Board of Directors did not know would be presented at the meeting a reasonable time before this solicitation, it is the intention of the persons named in the accompanying form of proxy to vote the shares they represent as the Board of Directors may recommend or, if no recommendation is given, in their own discretion.

The Board of Directors
Overland Park, Kansas
August [__], 2012

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APPENDIX A

INFORMATION CONCERNING PARTICIPANTS

IN THE COMPANY’S SOLICITATION OF PROXIES

Under applicable regulations of the Securities and Exchange Commission ("SEC"), members of the Board of Directors of the Company and certain of our executive officers and employees may be deemed to be “participants” with respect to our solicitation of proxies for the Special Meeting. Certain information about the persons who may be deemed to be "participants" is provided below.

As required by SEC regulations, information is provided below with respect to Richard P. Nespola, as a director of the Company, notwithstanding that Mr. Nespola has provided written notice to the Company that he intends to vigorously oppose his removal from the Board of Directors at the Special Meeting. Information concerning participants provided in this Appendix A, to the extent it relates to Mr. Nespola, is to the best of the Company's knowledge.

Information Concerning Participants.

Directors. The following table sets forth with respect to each director of the Company, (i) the director's present principal occupation or employment, (ii) the name, principal business and address of any corporation or other organization in which such employment is carried on and (iii) the director's business address.

Name	Principal Occupation or Employment; Name and Principal Business of Employer; Business Address

Robert J. Currey	Chief Executive Officer, Consolidated Communications, Inc., a provider of communications services, 121 S. 17th Street, Mattoon, Illinois 61938

A. Reza Jafari	Chairman and Chief Executive Officer, e-Development International, Inc., an executive advisory and investment group, PO Box 4893, Annapolis, Maryland 21403

Andrew D. Lipman	Senior Partner, Telecommunications, Media and Technology Group of the law firm of Bingham McCutchen LLP, 2020 K Street NW, Washington, DC 20006-1806

Richard P. Nespola	Senior Executive Advisor, 225 Quimby Lane, Bridgehampton, New York 11932

Roy A. Wilkens	Chairman, Adaption Technologies Ventures, LTD, a leading innovator of tools that simplify the delivery of IP based communication services, 4044 S Yorktown Place, Tulsa, Oklahoma 74105

Micky K. Woo	Independent Executive Consultant, 38 Devonshire Drive, Oak Brook IL 60523

Peter H. Woodward	President, MHW Capital Management, a private investment firm, 150 E. 52nd Street, 30th Floor, New York, New York 10022

A-1

Certain Executive Officers. The following table sets forth the principal occupations of our executive officers who may be deemed “participants” in our solicitation of proxies. The principal occupation refers to such person’s position with the Company, and the business address for each person is The Management Network Group, Inc., 7300 College Boulevard, Suite 302, Overland Park, Kansas 66210.

Name	Principal Occupation

Donald E. Klumb	Chief Executive Officer, President and Chief Financial Officer

Thurston K. Cromwell	General Counsel and Secretary

Information Regarding Ownership of Company Stock by Participants.

The number of shares of our common stock held by our directors and named executive officers as of August 1, 2012 is set forth under the “SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS” section of this Proxy Statement. The following table sets forth the number of shares held as of August 1, 2012 by our other executive officer who may be deemed to be a "participant" in our solicitation of proxies. No participant owns any securities of the Company of record that such participant does not own beneficially.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership
Thurston K. Cromwell	8,943	(1)

(1)	Includes 6,000 exercisable stock options.

Information Regarding Transactions in Company Stock by Participants.

The following table sets forth information regarding purchases and sales of our securities by each of the participants listed above during the past two years. Unless otherwise indicated, none of the purchase price or market value of those securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

A-2

Shares of Common Stock Purchased or Sold (August 1, 2010 – August 1, 2012)
Name	Date	# of Shares	Transaction Description
Peter H. Woodward(1)	2/14/11	4500	Acquisition-Open market purchase
	4/5/11	7000	Acquisition-Open market purchase
	4/21/11	9692	Acquisition-Open market purchase
	6/22/11	100	Acquisition-Open market purchase
	7/28/11	400	Acquisition-Open market purchase
	8/4/11	3908	Acquisition-Open market purchase
	8/5/11	10000	Acquisition-Open market purchase
	8/8/11	1119	Acquisition-Open market purchase
	8/10/11	8800	Acquisition-Open market purchase
	8/24/11	300	Acquisition-Open market purchase
	8/31/11	10000	Acquisition-Open market purchase
	9/7/11	3000	Acquisition-Open market purchase
	9/8/11	10300	Acquisition-Open market purchase
	9/12/11	3159	Acquisition-Open market purchase
	9/19/11	503	Acquisition-Open market purchase
	9/29/11	1000	Acquisition-Open market purchase
	10/5/11	10000	Acquisition-Open market purchase
	10/6/11	4300	Acquisition-Open market purchase
	10/7/11	8906	Acquisition-Open market purchase
	10/18/11	425	Acquisition-Open market purchase
	10/26/11	1,000	Acquisition-Open market purchase
	10/27/11	600	Acquisition-Open market purchase
	11/02/11	10,000	Acquisition-Open market purchase
	11/04/11	15,178	Acquisition-Open market purchase
	11/07/11	1,212	Acquisition-Open market purchase

(1)	Shares acquired by MHW Partners, L.P., a Delaware limited partnership. By virtue of his relationship with MHW Partners, L.P., Mr. Woodward may be deemed to beneficially own the shares owned by MHW Partners, L.P.

Miscellaneous Information Concerning Participants.

The Company is a party to an employment agreement with Donald E. Klumb, Chief Executive Officer, President and Chief Financial Officer of the Company. The Employment Agreement, dated February 3, 2012, consists of the following components:

•	Base salary of not less than $350,000 per year to be determined by the Board of Directors;

•	Incentive bonus in an amount determined by the Board provided that Mr. Klumb achieves the reasonable performance goals and objectives established by the Board for Mr. Klumb for 2012 as disclosed in the Form 8-K filed with the SEC on February 28, 2012; and eligibility to participate in the Company's bonus pool for executive officers as approved by the Compensation Committee;

•	Eligibility to participate in any health, disability, and group term life insurance plans or other perquisites and fringe benefits that the Company extends generally from time to time to the executive officers of the Company;

•	Severance benefits upon a termination by the Company due to disability consisting of: (1) salary and benefits (and bonuses, if any) accrued and payable up to the date of termination, (2) three months of base salary, and (3) payment or reimbursement of the premium for any COBRA benefits for a period of six months from the date of termination;

•	Severance benefits upon a termination by the Company other than due to death, disability or cause, or upon a constructive termination or change of control, consisting of: (1) salary and benefits (and bonuses, if any) accrued and payable up to the date of termination, (2) twelve months of base salary payable in one lump sum, and (3) payment or reimbursement of the premium for any COBRA benefits for a period of twelve months from the date of termination.

A-3

Under his employment agreement with the Company, Micky K. Woo is entitled to payment of the premium, if any, for COBRA benefits for a period of twelve months from the date of termination of his employment or the value of that COBRA premium if coverage is not elected. Mr. Woo's employment with the Company terminated on June 30, 2012.

As of January 1, 2011, there was one outstanding line of credit between the Company and Richard P. Nespola, a director and the then-serving Chief Executive Officer of the Company, which originated in fiscal year 2001. Aggregate borrowings outstanding against the line of credit at January 1, 2011 were $300,000. The interest rate charged for each advance under the loan was based upon the Applicable Federal Rate, as announced by the Internal Revenue Service, for short-term obligations (with annual compounding) in effect for the month in which the advance was made. During fiscal year 2011, the outstanding principal amount and accrued interest were paid in full to the Company by Mr. Nespola.

Other than as set forth in this Proxy Statement, none of the participants listed above (i) beneficially owns, directly or indirectly, any shares or other securities of the Company or any of its subsidiaries or (ii) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Special Meeting. In addition, other than as set forth in this Proxy Statement, none of the participants listed above is or has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of the Company's securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies.

Other than as set forth in this Proxy Statement, none of the participants listed above or any of their associates have (i) any arrangements or understandings with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of the Company's last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000. Other than as set forth in this Proxy Statement, none of the associates of any participant listed above beneficially owns, directly or indirectly, any shares or other securities of the Company.

A-4

Preliminary Form of Proxy

tmngglobal

THEMANAGEMENT NETWORK GROUP, INC.
7300 COLLEGE BLVD, SUITE 302
OVERLAND PARK, KS 66210

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M48859-S96317 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

THE MANAGEMENT NETWORK GROUP, INC.

The Board of Directors (other than Richard P. Nespola) recommends you vote FOR the following proposal:

	For	Against	Abstain
1. Removal of Richard P. Nespola as a director of the Company, without cause.	0	0	0

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting or any adjournment or postponement of the special meeting.

For address change/comments, mark here. (see reverse for instructions) 0

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Preliminary Form of Proxy

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Special Meeting Proxy Statement is available at www.proxyvote.com.

M48860-S96317

By signing this proxy, you revoke all prior proxies and appoint Donald E. Klumb and Thurston K. Cromwell, and each of them, with full power of substitution, to vote these shares on the matter proposed and any other matters which may come before the Special Meeting and all adjournments or postponements.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY YOU. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE REMOVAL OF RICHARD P. NESPOLA AS A DIRECTOR OF THE COMPANY, WITHOUT CAUSE.

Address changes/comments:

____

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on the reverse side